Advantage Advisers, Inc.
                                                        The India Fund, Inc.
                                                        Semi-Annual Report
                                                        June 30, 1999


                                                            The India Fund, Inc.

The India Fund, Inc.

                                                                   July 27, 1999

Dear Fund Shareholder,

We are pleased to present you with the unaudited financial statements of The India Fund, Inc. (the "Fund") for the first half of the year beginning January 1, 1999. In the following pages, the Fund's Investment Manager provides a detailed look at the Fund's sector allocations and investments, as well as the economic and market conditions in India for the past six months.

Fund Outperformed Benchmarks in First Half

Buoyed by the positive forces of the first quarter, the Fund's net asset value ("NAV") closed at $13.01 per share on June 30, 1999, returning 47.01% over the last six months, and outperforming its benchmarks, the Dollex Index of 200 leading Indian companies, which returned 27.81% and the IFC Index, which returned 33.61% over the same period.

The Fund outperformed in the first quarter, reflecting overweighting in the fast-growing Computer Software & Programming, Computer Training and Consumer Non-Durables sectors. But, as cyclicals came to the fore in the second quarter, the Fund's performance lagged the benchmarks in the April-June period.

Market Volatility Continued

The Indian stock market remained volatile during the first half of 1999. Significant gains in the first quarter -- based on the adoption of a pro-growth Government Budget -- were virtually erased in the second quarter as the governing coalition broke apart over internal politics and the coalition-leading Bhartiya Janata Party (BJP) was voted down. Skirmishes with Pakistanis at the Kashmir border also disquieted the market in the second quarter.

But the Indian economy showed increasing signs of economic recovery, with agriculture driving first-quarter growth and industrial production showing increasing strength in the second quarter.

The Outlook

As in the second quarter, the Investment Manager plans to continue to increase the Fund's holdings in cyclicals as the economic outlook continues to be positive, but also expects to continue an overweighting in technology sectors, such as Computer Software & Programming, longer term.


                                                                               1
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THE INDIA FUND, INC.

The Investment Manager is optimistic about a return to power in the September elections of the BJP party. Short term, the manager believes that this political uncertainty will create a climate for market volatility.

Longer term, the Investment Manager remains positive on the Indian economy and market, as the current cyclical economic recovery and the restructuring being undertaken by many Indian companies appear to be laying the foundation for long-term economic growth and strong market performance.

On behalf of the Board of Directors, thank you for your participation in the Fund. If you have questions, do not hesitate to call our toll-free number at
(800) 421-4777.

Sincerely,


/s/ Alan Rappaport

Alan Rappaport
Chairman


2
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                                                            THE INDIA FUND, INC.

Report of the Investment Manager

For The Six Months Ended June 30, 1999

--------------------------------------------------------------------------------
OVERVIEW OF INDIA'S STOCK MARKET

India's stock market remained volatile in the first half of 1999, surging over 20% in the first quarter on the back of a promising, pro-growth Budget, only to re-trace virtually the entire gain in the second quarter amid a deteriorating political situation that eventually led to the Government's downfall. However, immediately following the ouster of the Bhartiya Janata Party (BJP) as the governing party, the market stormed back with a powerful four-week rally, which ended only when events in the troubled Kashmir province began heating up again, effectively capping gains. For the six months ended June 30, 1999, the Dollex Index of India's 200 leading companies ended up 27.81% to 164.50.

--------------------------------------------------------------------------------
POLITICS

Politically, India got off to a promising start in 1999. In mid-February, Prime Minister Vajpayee made a dramatic peace-seeking journey to Pakistan, which appeared to successfully lay the groundwork for friendlier relations. This was immediately followed by the approval of a pro-growth, investor-friendly Budget that sent the stock market soaring 15% in three days. A more stable political climate seemed to be at hand.

Unfortunately, the fragility of the BJP-led coalition soon reasserted itself. Following the Government's abrupt dismissal of its naval chief, one of the smaller coalition partners -- the All India Anna Dravida Munnetra Kazagham (AIADMK) -- was angry enough to withdraw its political support, sparking a no-confidence vote against the Government. On April 17, 1999, the Government lost by one vote.

With the opposition parties unable to agree on an alternative government, Parliament was dissolved nine days later. India now has a caretaker Government presiding, with new elections slated for September.

--------------------------------------------------------------------------------
Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Sundays. The Fund is listed on the New York Stock Exchange under the ticker symbol IFN.
--------------------------------------------------------------------------------


                                                                               3
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THE INDIA FUND, INC.

The other major political event of the second quarter was the clash between India and Pakistan at the Kashmir border. Increasingly, the situation appears to be normalizing. However, until the incident blows over, the heightened tensions and military activity should add to market uncertainty.

Meanwhile, as India awaits new elections, further substantive reform and macro restructuring have been put on hold. Although it is not a disaster for the market, it is believed that India needs further de-regulation. Hence, any delay in progress on this front is not necessarily a positive development.

--------------------------------------------------------------------------------
ECONOMY

The Indian economy showed increasing signs of recovery during the first half of 1999. The agricultural sector was a major driver, with bumper harvests in the first quarter. As a result, the Government revised GDP upward for the fiscal year ended March 1999 from 5.8% to 6.0%.

Since the start of the second quarter, India's industrial production index has also shown increasing strength, surging 6.8% year-over-year in April (vs. a 3.8% increase for the fiscal year ended March 1999). Increased industrial activity is being seen across-the-board in India's economy, from cement and steel consumption, to motor vehicle sales.

Reflecting the stronger economic activity, indirect tax collections for the April-June 1999 quarter were up 20.9% year-over-year, while total bank credit was flat during the period compared to a contraction in the previous year.

Despite the welcome pick-up in economic activity, inflation has been trending down, with the Wholesale Price Index decelerating to a 3.8% increase from a rate of 5.5%-6.0% at the start of the year.

The reduced inflation has also paved the way for lower interest rates. But the high budget deficit (5.5% of GDP as reported in the March 1999 year-end Budget) should probably keep rates from falling much further. For the coming fiscal year, the Government is forecasting a Budget deficit of 4.5% of GDP which, on the back of a stronger economy and rising tax receipts, initially looked achievable. However with the recent increase in Government expenditure due to the Kashmir border conflict, these numbers now may not be achievable.

There is good news on the external front. Buoyed by Asia's recovery, India's exports are starting to pick up, rising 11.6% year-over-year in May. Together with shrinking imports, India's January-May 1999 trade deficit contracted by 43% year-over-year.

Despite the political uncertainty, the rupee has also remained relatively stable. In fact, the year-to-date depreciation of 2% (to the current Rp 43.4 to the U.S. dollar) has occurred quite


4
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                                                            THE INDIA FUND, INC.

recently, in the wake of the Kashmir border fighting. Reserves have also remained stable since the beginning of the year, at $30.5 billion.

--------------------------------------------------------------------------------
PERFORMANCE

The Fund's Net Asset Value (NAV) rose 47.01% during the first six months of 1999, comparing very favorably to market indices, with the Dollex Index of 200 leading Indian stocks up 27.81% and the IFC Index up 33.61%.

The Fund's strategy of overweighting the fast-growing Computer Software & Programming, Computer Training and Consumer Non-Durables sectors continued to generate outperformance during the first quarter, returning 45.2%. Given the substantial outperformance during the first quarter, together with signs of a recovery in industrial activity, the Fund reduced positions in selected major holdings and switched into some of the more economically sensitive cyclical stocks. However, the overweight stance was maintained.

The second quarter witnessed a sharp reversal of fortunes, with the cyclicals substantially outperforming the past year's leaders. As we had begun building positions in selected shares (e.g., Larsen & Toubro, Gujarat Ambuja Cements), the Fund performed relatively well in the second quarter, up 1.25%, although performance did trail the Dollex and IFC indexes by 4.21% and 7.56%, respectively.

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

We started 1999 with largely the same defensive portfolio that served shareholders so well during 1998. However, following the approval of a strong, pro-market Government Budget and increasing signs that the Indian economy was recovering, we began to pick up selected infrastructure (Larsen & Toubro) and cement (Gujarat Ambuja Cements, Associated Cement, Madras Cement) shares. We also increased our exposure to the Telecommunications sector, adding to positions in both Mahanagar Telephone Nigam (MTNL) and Videsh Sanchar Nigam
(VSNL).

To make room for these raised infrastructure and Telecommunications weightings, we trimmed back selected holdings in the Pharmaceutical and Software sectors. However, because of the continued strong run in these latter two sectors (especially in the first quarter), they continue to represent a dominant position in the portfolio. Moreover, looking forward, we don't currently see this dominant weighting changing significantly. The technology sectors and Pharmaceuticals are sectors in India that we believe can maintain sustained growth rates in the range of approximately 20% to 30% per year. And though we have turned more positive on India's cyclical recovery story, we continue to monitor these industries very closely for further changes that may lead to new investment opportunities.


                                                                               5
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THE INDIA FUND, INC.

--------------------------------------------------------------------------------
KEY SECTOR HOLDINGS

                                  % of Total Holdings
Sector                            June 30, 1999         Top Holdings in Sector
--------------------------------  --------------------  ------------------------
Computer Software & Programming          17.8%          Infosys Technologies
Pharmaceuticals                          14.2%          Ranbaxy Laboratories
Consumer Non-Durables                    13.1%          Hindustan Lever
Computer Training                        12.2%          NIIT
Vehicles & Vehicle Components            11.2%          Punjab Tractors
Telecommunications                        5.0%          Mahanagar Tel. Nigam
Textiles (synthetic & cotton)             4.3%          Reliance Industries
Engineering                               3.3%          Larsen & Toubro

COMPUTER SOFTWARE & PROGRAMMING; COMPUTER TRAINING

Computer Software & Programming continued to be the Fund's highest-weighted sector in the first half of 1999, actually increasing as a percentage of the Fund's assets since the end of 1998. Another technology sector, Computer Training, was also near the top of the list. Both of these sectors continued to outperform during the first six months of the year, with leaders like Infosys Technologies and NIIT outperforming major indices by more than 100%. Starting in the second quarter, however, these two groups began to underperform, largely due to worries about a slowdown in Y2K business and the deferral of major projects to calendar year 2000. Although we have trimmed back significantly in some positions, we expect any growth slowdown to be temporary. We remain very bullish on both sectors.

Infosys Technologies continues to be the top holding in the Computer Software & Programming sector, as well as in the entire Fund. Both revenue and net profit more than doubled for the company's fiscal year ended March 1999. Looking ahead, we believe that initiatives taken by Infosys to move up the value chain should help it maintain a robust growth rate as well as high operating margins.

NIIT has earned an ROE of over 40% since fiscal year 1994, which should be sustainable for the foreseeable future. We expect that earnings per share (EPS) are on track to grow in the range of approximately 45% to 55% for its fiscal year ending September 1999.

PHARMACEUTICALS

The Fund remains significantly overweighted in Pharmaceuticals. This sector underperformed during the second quarter, due in part to a reaction to the slightly weaker-than-expected first-quarter growth and in part because investors took profits in order to rotate into cyclicals.

However, many of these stocks now boast much more attractive valuations, while the long-term secular growth trend remains very much intact. In terms of the regulatory environment, the


6
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                                                            THE INDIA FUND, INC.

Government has appointed a committee to review the current price control policy, with a report expected to be submitted before year-end.

Meanwhile, multinational corporations (MNCs) as well as Indian companies are keenly looking to gain market share via acquisitions of brands and/or companies. Our top pharmaceutical holding is Ranbaxy, which we believe has significant earnings upside, as it reports that it may be on the verge of licensing its unique drug delivery system to a major MNC. While Ranbaxy's recent domestic growth has been lackluster -- in line with the overall domestic market -- the company's U.S. operations have picked up quite nicely. Indeed, we expect it will be the company's international operations that will be the stock's medium-term growth driver.

CONSUMER NON-DURABLES

The Fund continues to be positive on Consumer Non-Durables, but remains underweight versus the IFC index. Hindustan Lever (HLL) and ITC continue to dominate our holdings in the sector, with most positions basically held steady during the first half of the year.

HLL posted solid 30% EPS growth for the fiscal year ended December 31, 1998, leveraging off its superior marketing and distribution capabilities, coupled with rapid product launches.

ITC, India's leading cigarette company, which has an outstanding retail network, announced 12% sales growth and 19% profit growth for the fiscal year ended March 31, 1999.

VEHICLES & VEHICLE COMPONENTS

Vehicles remains the fourth largest sector in the Fund. The commercial and agricultural segments of the sector are distinct in terms of their sensitivity to the economy. The Fund remains heavily overweighted in the agricultural segment, with Punjab Tractors (PTL) being the largest holding. PTL continues on a roll, with its recent fiscal year ended March 31, 1999 results very much in line with expectations: it reported 30% earnings growth on the back of 22% revenue growth. We expect PTL's current fiscal year to be another period of excellent growth. The company raised capacity by 15% in June, as well as increased the number of dealers.

We have gradually raised our exposure to two-wheeler sales via Hero Honda and Mahindra & Mahindra, as sales appear to be recovering gradually. Although we remain underweighted in other commercial vehicles, we continue to monitor the sector closely for signs of sustainable recovery.

TELECOMMUNICATIONs

In the Telecommunications sector, Mahanagar Telephone Nigam (MTNL) continues to be the Fund's largest holding. For the recent fiscal year ended March 31, 1999, the company reported 15% revenue growth and 11% net profit growth, in line with estimates. The allure of the company continues to be an extremely attractive valuation.


                                                                               7
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THE INDIA FUND, INC.

Videsh Sanchar Nigam (VSNL), the international telephone monopoly (until 2004), is also a significant holding, producing results for the fiscal year ended March 31,1999 that topped analysts' expectations, with both revenue and earnings surging 39%.

India's new Telecommunications Policy has not yet been finalized, but it seems increasingly probable that the existing scheme of licensing agreements will be replaced by a revenue-sharing regime. Such a liberalizing of the competitive landscape, of course, poses both threats and huge opportunities for MTNL; for example, allowing it to start offering a cellular service. VSNL's prospects are also linked with the exciting growth of the Internet.

TEXTILES

The Fund remains underweighted in the Synthetic Textiles/Petrochemicals sector, being invested mainly in one stock, Reliance Industries (RIL). The stock's valuation continues to be one of the most compelling arguments for holding it. It is currently trading on a 7x-8x forward Price-to-Earnings multiple, with most analysts forecasting high-teens to 20%+ earnings growth. Reliance is a likely beneficiary of a steadily improving pricing environment for petrochemicals in Asia.

ENGINEERING

Finally, the Fund's engineering exposure is also largely weighted in one company, Larsen & Toubro. The company stands to benefit nicely from the budding recovery in India's industrial activity. The company has also been undergoing an internal restructuring, including the spin-off of its money-losing operations, which is expected to put it on a solid footing for future earnings growth. Although we added to our position in the second quarter as prospects brightened, most of the stock's rise to the current 3%+ of the Fund's portfolio has been through price appreciation. The stock has surged 75% since the beginning of the year.

--------------------------------------------------------------------------------
OUTLOOK

Looking ahead, India faces two key political issues over the next six months:
(1) new elections, and (2) the ongoing Kashmir border dispute. The September election, with its unpredictable outcome, could create a lot of volatility for the market. With that said, the BJP party, although fallen, remains reasonably popular with the Indian public. A dramatic peace-making trip to Pakistan, the solid pro-growth Budget, and, most recently, the adept handling of the Kashmir border crisis all point to a Government that is actually doing a good job. Clearly, the steadily improving economy is not hurting the party, either. If positive public sentiment continues, the biggest question may be not whether BJP wins, but rather whether it wins a majority or is forced to cobble together another fragile coalition Government. Depending on what happens in Kashmir, Indian Muslims could be a big swing factor in the election.

As we highlighted earlier, a key development in the first half of 1999, especially in the second


8
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                                                            THE INDIA FUND, INC.

quarter, was growing signs of a cyclical economic recovery, as evidenced by a rising industrial production index, and increased sales of cement, steel, and motor vehicles.

Less apparent, but just as important, Indian companies are continuing and even accelerating restructuring efforts, including cutting costs, streamlining group structures via spin-offs and consolidations, and engaging in value-enhancing merger and acquisition (M&A) activity. Thus, from both macro and micro perspectives, we believe that the outlook for corporate India is growing increasingly brighter.

Over the past six months, India has clearly been a beneficiary of the global economic recovery and the return of liquidity flows to Asia. Hence, if for any reason these trends were to "correct," we believe that equities would be negatively impacted.

With that said, we remain positive on the Indian market over the longer term. Based on current indicators, we believe that the growth of the technology sectors, which has produced stunning gains for investors over the past 18 months, will continue. We also expect that Infosys's well-received ADR debut will be followed by a number of other Indian software companies, eager to raise their investor profile as they develop into world-class companies. Overall, the consensus earnings-per-share growth forecast for the market is approximately 25% on a 12-month-forward basis, putting valuations on a price-to-earnings ratio of approximately 12x. This potential continues to look attractive relative to other global markets.

Punita Kumar-Sinha
Senior Portfolio Manager
July 26, 1999


                                                                               9
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THE INDIA FUND, INC.

--------------------------------------------------------------------------------
Share Repurchases

During July 1998, the Board of Directors of the Fund authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund's common stock. The Fund's Board directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. For the six months ended June 30, 1999, the Fund repurchased a total of 329,800 shares of its common stock. (For details regarding shares repurchased by the Fund see Note E to the Financial Statements.)

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.

Year 2000 Processing Issues

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

Both the Investment Manager and the Country Adviser have advised the Fund that they are implementing steps intended to ensure that their computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party non-compliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Manager's or the Country Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.
--------------------------------------------------------------------------------


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                                                            THE INDIA FUND, INC.

Schedule of Investments                                            June 30, 1999
                                                                     (Unaudited)
INDIA (100% of holdings)

COMMON STOCKS  (99.8% of holdings)

Number                                              Percent of
of Shares     Security                              Holdings    Cost          Value
---------------------------------------------------------------------------------------
              Cement                                 2.13%
 1,173,215    Associated Cement Cos. Ltd..................  $  3,484,120   $  4,629,545
   368,933    Gujarat Ambuja Cements......................     3,108,934      2,722,753
    70,000    Gujarat Ambuja Cements GDR..................       616,000        579,250
     2,301    Jaiprakash Industries+......................         5,663            600
     6,395    Madras Cement Ltd...........................       678,504        671,652
    47,860    Panyam Cements+.............................       481,285        236,485
   443,630    Shree Cement+...............................       947,396        338,145
                                                            ------------   ------------
                                                               9,321,902      9,178,430
                                                            ------------   ------------
              Chemicals                              1.76%
        48    Atul Products...............................            93             22
    27,500    Bayer India.................................     1,006,193      1,078,183
   752,600    BOC Ltd.+...................................       965,064        789,744
   285,000    Hind Lever Chemicals........................     3,104,549      3,089,253
   515,500    ICI (India).................................     2,743,294      2,373,012
        50    Indian Organic Chemicals+...................           140             13
       100    JF Laboratories+............................           174              4
   100,000    United Phorsphorus..........................       380,857        262,915
                                                            ------------   ------------
                                                               8,200,364      7,593,146
                                                            ------------   ------------
              Computer Hardware                      0.34%
   150,000    Digital Equipment (India)...................       834,167      1,478,898
                                                            ------------   ------------
                                                                 834,167      1,478,898
                                                            ------------   ------------
              Computer Software & Programming       17.80%
   558,700    DSQ Software+...............................     1,180,241      3,504,760
   553,523    Infosys Technologies........................     2,217,018     46,293,084
   195,400    Leading Edge Systems........................     1,868,593      1,320,392
    69,300    Mastek Limited..............................       362,078        955,752
    52,800    Pentafour Software..........................       513,460      1,388,192
   205,500    Rolta India Limited.........................       601,308        554,509
   774,780    Satyam Computers............................     1,832,851     22,656,418
       500    Silverline Industries.......................           712          2,267
                                                            ------------   ------------
                                                               8,576,261     76,675,374
                                                            ------------   ------------


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THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 1999
                                                                     (Unaudited)
COMMON STOCKS (continued)

Number                                              Percent of
of Shares     Security                              Holdings    Cost          Value
---------------------------------------------------------------------------------------
              Computer Training                     12.22%
 1,063,300    NIIT........................................  $  4,305,198   $ 49,854,449
   279,000    Software Solutions Integrated...............     1,651,638      2,785,817
                                                            ------------   ------------
                                                               5,956,836     52,640,266
                                                            ------------   ------------
              Consumer Miscellaneous                 1.83%
   598,588    Bata India..................................     3,150,073      2,967,401
       135    Surya Roshni................................           356             49
   196,800    Timex Watches+..............................       140,800         78,520
   144,100    Zee Telefilms+..............................     2,329,805      4,835,459
                                                            ------------   ------------
                                                               5,621,034      7,881,429
                                                            ------------   ------------
              Consumer Non-Durables                 13.15%
   126,700    Godfrey Philips India.......................     2,320,324      1,341,220
   682,711    Hindustan Lever.............................    21,046,608     37,473,528
   706,281    ITC.........................................    11,319,607     17,844,346
                                                            ------------   ------------
                                                              34,686,539     56,659,094
                                                            ------------   ------------
              Diversified Industries                 0.00%
   124,115    DCM Shriram Consolidated Warrants,
                 expiration date 11/08/99*................             0              0
       454    Grasim Industries...........................        10,229          2,320
       175    HMG Industries+.............................           359              4
     1,744    Indian Rayon+...............................        11,545          5,671
       120    Kesoram Industries..........................           568             79
                                                            ------------   ------------
                                                                  22,701          8,074
                                                            ------------   ------------
              Electricity                            0.30%
   369,300    Bombay Suburban Electric Supply Co..........     1,400,098      1,270,320
        54    CESC+.......................................           342             38
       150    Tata Power..................................           796            266
                                                            ------------   ------------
                                                               1,401,236      1,270,624
                                                            ------------   ------------
              Electronics & Electrical               3.04%
   352,983    Asea Brown Boveri...........................     5,753,833      2,881,826
   350,000    Asian Electronics+..........................     2,200,052        606,204
 1,403,505    Bharat Heavy Electricals....................     9,436,670      7,962,690
 1,096,600    Crompton Greaves............................     5,785,946      1,141,870


12
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                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 1999
                                                                     (Unaudited)
COMMON STOCKS (continued)

Number                                              Percent of
of Shares     Security                              Holdings    Cost          Value
---------------------------------------------------------------------------------------
              Electronics & Electrical (continued)
   704,000    KEC International...........................  $  1,681,175   $    500,074
        49    Siemens India+..............................         1,083            260
                                                            ------------   ------------
                                                              24,858,759     13,092,924
                                                            ------------   ------------
              Engineering                            3.26%
         2    Lakshmi Machine Works.......................           393             61
 1,476,331    Larsen & Toubro.............................     9,104,338      9,754,816
   277,300    Larsen & Toubro GDR.........................     2,960,851      4,270,420
                                                            ------------   ------------
                                                              12,065,582     14,025,297
                                                            ------------   ------------
              Extractive Industries                  2.32%
   332,950    Hindalco Industries.........................     6,295,643      4,826,086
    39,400    Hindalco Industries GDR.....................       415,950        771,255
 9,020,100    Hindustan Zinc..............................     3,165,243      2,184,295
       200    Indian Aluminum.............................         1,143            283
 2,223,250    National Aluminum Company ..................     2,800,274      2,217,610
       606    Sesa Goa....................................         4,614          1,684
                                                            ------------   ------------
                                                              12,682,867     10,001,213
                                                            ------------   ------------
              Fertilizers                            0.58%
   135,400    Agrevo India................................     2,073,732      2,498,155
     7,700    Chambal Fertilizers & Chemicals+............         5,977          2,708
     1,950    Nagarjuna Fertilizers & Chemicals...........         2,130            877
       400    Southern Petrochemicals Industrial
                 Corporation..............................           492            252
                                                            ------------   ------------
                                                               2,082,331      2,501,992
                                                            ------------   ------------
              Finance                                0.96%
   795,400    Bank of Baroda+.............................     2,196,561      1,197,869
   912,500    Corporation Bank............................     2,176,678      1,753,027
        50    ICICI++.....................................           105             85
 1,426,729    Oriental Bank of Commerce...................     2,835,554      1,166,456
                                                            ------------   ------------
                                                               7,208,898      4,117,437
                                                            ------------   ------------
              Food                                   1.59%
    72,700    International Bestfoods+....................       738,065        526,471
   260,388    Nestle India................................     2,795,674      3,233,832
   250,000    Rahul Dairy & Allied Products+*.............        79,643          7,207
       100    Rank Industries Ltd.+.......................           253              5

THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 1999
                                                                     (Unaudited)
COMMON STOCKS (continued)

Number                                              Percent of
of Shares     Security                              Holdings    Cost          Value
---------------------------------------------------------------------------------------
              Food (continued)
   180,693    Smithkline Beecham Consumer Healthcare......  $  1,827,616   $  2,439,105
    72,871    Tata Tea....................................       799,038        638,630
                                                            ------------   ------------
                                                               6,240,289      6,845,250
                                                            ------------   ------------
              Hotel & Leisure                        0.05%
       121    Indian Hotels...............................          1975            971
    30,000    Indian Hotels GDR...........................       225,625        228,750
                                                            ------------   ------------
                                                                 227,600        229,721
                                                            ------------   ------------
              Household Appliances                   0.21%
   600,000    IFB Industries+.............................     3,271,110         82,334
       200    Kalyani Sharp+..............................           274             70
       500    Phil Corporation............................         1,366            161
        20    Phillips India..............................            19             69
     1,700    Samtel Colour+..............................         3,366            765
       450    Videocon Appliances.........................         2,629            171
       519    Videocon International......................           951            748
   377,323    Voltas......................................       833,094        834,531
                                                            ------------   ------------
                                                               4,112,809        918,849
                                                            ------------   ------------
              Packaging                              0.04%
   660,320    Flex Industries+............................     4,118,949        153,049
    77,310    Flex Industries Warrants,
                 expiration date 11/30/99+*...............             0          5,706
       500    Universal Prime Aluminum+*..................           789             24
                                                            ------------   ------------
                                                               4,119,738        158,779
                                                            ------------   ------------
              Petroleum Related                      2.51%
 1,541,900    Hindustan Petroleum Corporation.............    17,045,112      8,836,765
    45,620    Indian Petrochemicals.......................        96,828        107,948
 1,911,950    Madras Refineries...........................     4,093,279      1,887,257
                                                            ------------   ------------
                                                              21,235,219     10,831,970
                                                            ------------   ------------
              Pharmaceuticals                       14.15%
   142,050    Cipla.......................................     2,830,999      4,689,681
   184,000    Dabur India.................................     1,409,963      2,495,203
   661,800    Dr. Reddy's Laboratories....................     5,502,772     12,715,535
   574,000    E. Merck (India)............................     3,768,588      7,934,200

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 1999
                                                                     (Unaudited)
COMMON STOCKS (continued)

Number                                              Percent of
of Shares     Security                              Holdings    Cost          Value
---------------------------------------------------------------------------------------
              Pharmaceuticals (continued)
    64,550    Glaxo India.................................  $    573,330   $  1,083,773
   183,300    Hoechst Marion..............................     1,791,671      2,325,069
   479,600    IPCA Laboratories...........................     1,719,788      1,411,922
       200    Orchid Chemicals & Pharmaceuticals..........           677            580
   183,100    Parke Davis (India).........................     1,569,669      1,329,333
   121,132    Pfizer India................................     1,636,512      2,752,289
   980,397    Ranbaxy Laboratories........................     9,043,403     14,787,353
   212,800    Rhone-Poulenc India.........................     2,958,132      5,636,059
   161,100    Sun Pharmaceuticals.........................     1,083,452      1,699,055
   175,000    Wyeth Lederle...............................     1,810,382      2,118,485
                                                            ------------   ------------
                                                              35,699,338     60,978,537
                                                            ------------   ------------
              Pulp & Paper                           0.00%
     6,000    Andhra Pradesh Rayons.......................         5,820          2,214
                                                            ------------   ------------
                                                                   5,820          2,214
                                                            ------------   ------------
              Steel                                  1.05%
     6,010    Essar Steel+................................        23,144          1,913
 1,393,926    Tata Iron & Steel...........................     7,317,502      4,500,683
                                                            ------------   ------------
                                                               7,340,646      4,502,596
                                                            ------------   ------------
              Steel Products                         0.00%
       100    Choksi Tubes................................           237             27
        20    Super Forging+..............................            36              1
                                                            ------------   ------------
                                                                     273             28
                                                            ------------   ------------
              Telecommunications                     4.97%
 3,101,000    Mahanagar Telephone Nigam...................    17,241,149     13,302,260
   228,511    Videsh Sanchar Nigam........................     4,030,816      4,816,860
   257,500    Videsh Sanchar Nigam GDR....................     4,391,010      3,276,688
                                                            ------------   ------------
                                                              25,662,975     21,395,808
                                                            ------------   ------------
              Telecommunications Equipment           0.00%
       300    Bhagyanagar Metals..........................           724            159
                                                            ------------   ------------
                                                                     724            159
                                                            ------------   ------------
              Textiles - Cotton                      0.14%
   390,700    Arvind Mills................................     1,382,087        331,140

THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 1999
                                                                     (Unaudited)
COMMON STOCKS (continued)

Number                                              Percent of
of Shares     Security                              Holdings    Cost          Value
---------------------------------------------------------------------------------------
              Textiles - Cotton (continued)
       100    HP Cotton Textile Mills+* ..................  $        233   $         12
   200,000    Vardhaman Spinning & General Mills..........       455,739        276,753
                                                            ------------   ------------
                                                               1,838,059        607,905
                                                            ------------   ------------
              Textiles - Synthetic                   4.25%
   131,000    Bombay Dyeing GDR...........................       379,550        150,650
       150    DCL Polysters+..............................           296             20
       100    Ester Industries+...........................           105              6
       300    Haryana Petrochemicals+.....................           343              4
 4,457,784    Reliance Industries.........................    17,924,159     18,166,293
     5,800    SRF+........................................        15,613          2,742
                                                            ------------   ------------
                                                              18,320,066     18,319,715
                                                            ------------   ------------
              Transportation                         0.00%
       100    NEPC Micon+.................................           194              6
                                                            ------------   ------------
                                                                     194              6
                                                            ------------   ------------
              Vehicle Components                     0.49%
        25    Antifriction Bearings Corporation...........           101              7
       125    FAG Precision Bearing.......................           334            116
       100    Gleitlager (India)+*........................            96              6
   118,000    Swaraj Engines..............................     1,298,970      2,103,644
                                                            ------------   ------------
                                                               1,299,501      2,103,773
                                                            ------------   ------------
              Vehicles                              10.69%
   357,125    Bajaj Auto..................................     5,107,074      4,455,826
   214,915    Hero Honda 'B'..............................     2,810,386      5,353,049
       600    Hindustan Motors............................           467            156
   313,037    Mahindra & Mahindra.........................     2,744,217      1,825,809
   985,700    Punjab Tractors.............................     6,892,757     30,121,137
    62,935    Tata Engineering & Locomotive...............       721,065        297,983
   350,650    TVS Suzuki..................................     2,430,258      4,021,234
                                                            ------------   ------------
                                                              20,706,224     46,075,194
                                                            ------------   ------------
TOTAL COMMON STOCKS.......................................   280,328,952    430,094,702
                                                            ------------   ------------

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 1999
                                                                     (Unaudited)
BONDS (0.17% OF Holdings)

Number                                              Percent of
of Shares     Security                              Holdings    Cost          Value
---------------------------------------------------------------------------------------
              Diversified Industries                 0.07%
 INR 4,220    DCM Shriram Consolidated NCD 13.00%,
                 11/6/01*.................................  $    134,585   $    108,291
 INR 4,096    DCM Shriram Consolidated NCD 13.00%,
                 11/6/02*.................................       130,627        105,106
 INR 4,096    DCM Shriram Consolidated NCD 13.00%,
                 11/6/03*.................................       130,627        105,106
                                                            ------------   ------------
                                                                 395,839        318,503
                                                            ------------   ------------
              Extractive Industries                  0.10%
INR 64,708    National Aluminum Co. NCD 14.50%,
                 3/25/03*.................................       852,563        141,773
INR 62,806    National Aluminum Co. NCD 14.50%,
                 3/25/04*.................................       827,487        137,605
INR 62,806    National Aluminum Co. NCD 14.50%,
                 3/25/05*.................................       827,487        137,605
                                                            ------------   ------------
                                                            $  2,507,537   $    416,983
                                                            ------------   ------------

              TOTAL BONDS.................................     2,903,376        735,486
                                                            ------------   ------------

              TOTAL INDIA.................................   283,232,328    430,830,188
                                                            ------------   ------------

              TOTAL INVESTMENTS**..................100.00%  $283,232,328   $430,830,188
                                                            ============   ============

See page 18 for Footnotes and Abbreviations.

THE INDIA FUND, INC.

Schedule of Investments (concluded)                                June 30, 1999
                                                                     (Unaudited)
Footnotes and Abbreviations
                  GDR - Global Depository Receipt
                  INR - Indian Rupee
                  NCD - Non Convertible Debenture

                  + Non-income producing security.
                  ++Passive Foreign Investment Company.
                  * At fair value as determined under the supervision of the
                    Board of Directors.
                  ** Aggregate cost for Federal income tax purposes is
                     $283,549,769.
                     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                         Excess of value over tax cost            $201,298,129
                         Excess of tax cost over value             (54,017,710)
                                                                  ------------
                                                                  $147,280,419
                                                                  ============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Statement of Assets and Liabilities                                          June 30, 1999
                                                                               (Unaudited)

ASSETS
Investments, at value  (Cost $283,232,328) ................................  $ 430,830,188
Cash (including Indian Rupees of $4,912,646 with a cost of $5,128,524) ....      5,484,473
Receivables:
    Dividends and reclaims of excess taxes withheld .......................      3,141,914
    Interest  (net of withholding tax of $5,718) ..........................         33,333
    Securities sold .......................................................      2,662,082
Prepaid expenses ..........................................................        149,028
                                                                             -------------
        Total Assets ......................................................    442,301,018
                                                                             -------------
LIABILITIES
Payable for securities purchased ..........................................      3,238,323
Due to Investment Manager .................................................        381,583
Due to Administrator ......................................................         69,379
Accrued expenses ..........................................................        857,116
                                                                             -------------
            Total Liabilities .............................................      4,546,401
                                                                             -------------
            Net Assets ....................................................  $ 437,754,617
                                                                             =============

            NET ASSET VALUE PER SHARE $437,754,617 /33,635,633
            shares issued and outstanding .................................  $       13.01
                                                                             =============

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 34,007,133 shares issued
    (100,000,000 shares authorized) .......................................  $      34,007
Paid-in capital ...........................................................    469,857,129
Cost of 371,500 shares held in treasury stock .............................     (2,950,641)
Accumulated net investment loss ...........................................     (1,508,642)
Accumulated net realized loss on investments and foreign currency
    related transactions ..................................................   (175,007,085)
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities denominated
    in foreign currency ...................................................    147,329,849
                                                                             -------------
            Net Assets ....................................................  $ 437,754,617
                                                                             =============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statement of Operations                                            June 30, 1999
                                                                     (Unaudited)
Investment Income
Dividends ....................................................... $   1,997,830
Interest (net of Indian taxes withheld of $7,159) ...............        63,272
                                                                  -------------
                  Total investment income .......................     2,061,102
                                                                  -------------
Expenses
Management fees ................................... $   2,128,333
Custodian fees ....................................       701,428
Administration fees ...............................       401,118
Legal fees ........................................        87,644
Insurance .........................................        54,622
Audit fees ........................................        49,920
Directors' fees ...................................        21,122
Printing ..........................................        18,905
NYSE fees .........................................        16,037
Transfer agent fees ...............................        11,539
Amortization of organizational costs ..............         9,542
Miscellaneous expenses ............................         9,494
                                                    -------------
                  Total expenses ................................     3,509,704
                                                                  -------------

                  Net investment loss ...........................    (1,448,602)
                                                                  -------------

Net Realized and Unrealized Gain (Loss) On Investments, Foreign
Currency Holdings and Translation of Other Assets and Liabilities
Denominated in Foreign Currency:
Net realized gain/(loss) on:
    Security transactions .......................................     7,162,991
    Foreign currency related transactions .......................       (75,896)
                                                                  -------------
                                                                      7,087,095
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets
     and liabilities denominated in foreign currency ............   134,294,385
                                                                  -------------
Net realized and unrealized gain on investments, foreign
     currency holdings and translation of other assets and
     liabilities denominated in foreign currency ................   141,381,480
                                                                  -------------
Net increase in net assets resulting from operations ............ $ 139,932,878
                                                                  =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Statement of Changes in Net Assets

                                                                      For the Six Months
                                                                            Ended         For the Year
                                                                        June 30, 1999         Ended
                                                                         (Unaudited)    December 31, 1998
---------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment loss ..................................................  $ (1,448,602)    $   (968,843)
Net realized loss on investments and foreign currency
    related transactions .............................................     7,087,095      (14,964,557)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets
    and liabilities denominated in foreign currency ..................   134,294,385       40,891,321
                                                                        ------------     ------------
Net increase in net assets resulting from operations .................   139,932,878       24,957,921
                                                                        ------------     ------------
Capital Share Transactions
Shares repurchased under Stock Repurchase Plan
    (329,800 shares and 41,700 shares respectively) ..................    (2,701,444)        (249,197)
                                                                        ------------     ------------

Net decrease in net assets resulting from capital share transactions .    (2,701,444)        (249,197)
                                                                        ------------     ------------

Total increase in net assets .........................................   137,231,434       24,708,724

NET ASSETS

Beginning of period ..................................................   300,523,183      275,814,459
                                                                        ------------     ------------

End of period ........................................................  $437,754,617     $300,523,183
                                                                        ============     ============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

                                                                                                                   For the Period
                                                                                                                   February 23, 1994
                                       For the Six     For the Year   For the Year   For the Year   For the Year   (Commencement
                                       Months Ended    Ended          Ended          Ended          Ended          of  Operations)
                                       June 30, 1999   December 31,   December 31,   December 31,   December 31,   Through
                                       (Unaudited)     1998           1997           1996           1995           December 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period..      $ 8.85        $ 8.11          $ 7.56         $ 8.94        $13.92           $13.98*
                                        ----------     ---------      ----------     ----------     ---------       ----------
Net investment income (loss)..........      (0.04)         (0.03)          (0.03)          0.02         (0.05)           (0.01)
Net realized and unrealized gains
  (losses) on investments, foreign
  currency holdings, and translation
  of other assets and liabilities
  denominated in foreign currency.....       4.20           0.77            0.58          (1.39)        (4.93)            0.08
                                       ----------      ---------      ----------     ----------     ---------       ----------
Net increase (decrease) from
  investment operations..............        4.16           0.74            0.55          (1.37)        (4.98)            0.07
                                       ----------      ---------      ----------     ----------     ---------       ----------
Less: Dividends and Distributions
  Dividends from net investment
    income...........................          --             --              --          (0.01)           --               --
  Distributions from net realized gains        --             --              --             --            --            (1.13)
                                       ----------      ---------      ----------     ----------     ---------       ----------
Total dividends and distributions.....         --             --              --          (0.01)           --            (1.13)
                                       ----------      ---------      ----------     ----------     ---------       ----------
Net asset value, end of period........     $13.01         $ 8.85          $ 8.11         $ 7.56        $ 8.94           $13.92
                                       ==========      =========      ==========     ==========     =========       ==========

Per share market value, end of period.   $ 9.9375       $ 6.3125         $ 7.375        $ 7.625       $ 8.875           $10.75

Total Investment Return Based
  on Market Value**...................      57.43%        (14.41)%         (3.28)%       (14.08)%      (17.44)%         (23.32)%

Ratios/Supplemental Data
Net assets, end of period (in 000s)...   $437,755       $300,523        $275,814       $257,156      $303,940         $473,241
Ratios of expenses to average
  net assets..........................       1.81%***       2.03%           1.98%          2.03%+        2.03%            1.98%***

Ratios of net investment income
  to average net assets...............      (0.75)%***    (0.34)%         (0.37)%         0.22%+       (0.38)%          (0.06)%***
Portfolio turnover....................       9.43%        28.85%          42.61%         33.57%        25.28%           20.93%


See page 23 for footnotes.

                                                            THE INDIA FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Period

* Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.04 per share.

** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended December 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

***   Annualized.

+ Includes expense waivers by the Custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Notes to Financial Statements                                      June 30, 1999
                                                                     (Unaudited)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund has established a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

      (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

      (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, as of June 30, 1999, which totaled $748,441 (0.17% of net assets) are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 1999
                                                                     (Unaudited)

is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At December 31, 1998, the Fund had a capital loss carryover of $181,806,196 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $24,657,681 will expire in the year 2003, $65,383,725 will expire in the year 2004, $56,935,932 will expire in 2005 and $34,828,858 will expire in 2006.

The Fund's foreign exchange losses incurred after October 31, 1998, but before December 31, 1998, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such foreign exchange losses of approximately $60,040.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

      (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 1999
                                                                     (Unaudited)

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended December 31, 1998, the Fund reclassified $214,166 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book and tax differences relating to realized foreign currency losses and reclassified $1,567,859 from accumulated net investment loss to paid in capital as a result of permanent tax differences relating to net operating loss for the year ended December 31, 1998. Net investment loss and net assets were not affected by the reclassifications.

Other. Cost of $322,971 incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 1999
                                                                     (Unaudited)

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Effective May 3, 1999, CIBC Oppenheimer Corp. changed its name to CIBC World Markets Corp. CIBC Oppenheimer is a division of CIBC World Markets Corp. Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp., serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Infrastructure Leasing & Financial Services Limited ("ILFS") serves as the Fund's Country Adviser under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser furnishes advice and makes recommendations to the Investment Manager regarding the purchase, sale or holding of particular Indian securities, provides research and statistical data to the Fund and assists in the implementation and execution of investment decisions. For its services, the Investment Manager received monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser received from the Investment Manager monthly fees at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended June 30, 1999, fees earned by the Investment Manager amounted to $2,128,333, of which the Investment Manager informed the Fund it paid $386,970 to ILFS.

Prior to commencing its operations on February 23, 1994, the Fund had no activities other than the sale of 7,133 shares of capital stock to CIBC Oppenheimer Corp. At June 30, 1999, CIBC World Markets Corp. owned 7,133 shares of the Fund's common stock.

CIBC World Markets Corp., an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's Administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended June 30, 1999, these fees amounted to $386,970. The Administrator subcontracts certain of these services to PFPC Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 1999, fees and expenses of the Mauritius Administrator amounted to $14,148.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund

THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 1999
                                                                     (Unaudited)

reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $35,437,663 and $40,189,099, respectively, for the six months ended June 30, 1999.

At June 30,1999, the Fund owned securities valued at approximately $11,347,825 which were in the process of being registered in the name of the Fund or being dematerialized. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process, as applicable.

NOTE D: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997, which has been provided for by the Fund. Effective June 1, 1997, there is no withholding tax on Indian dividends. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

Under current Mauritian Law the Fund is not liable for Mauritian income tax. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. For the year ended December 31, 1998, no provision for Mauritius taxes has been made.

Moreover, to the extent that it is later determined the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities and would be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%.

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (concluded)                          June 30, 1999
                                                                     (Unaudited)

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE E: CAPITAL STOCK

During the six months ended June 30, 1999, the Fund purchased 329,800 shares of capital stock on the open market at a total cost of $2,701,444. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 26.47%. These shares were purchased pursuant to the approval of a share repurchase program by the Fund's Board of Directors at their meeting held on July 14, 1998, authorizing the Fund to purchase up to 1,000,000 shares of its capital stock. During the year ended December 31, 1998, the Fund purchased 41,700 shares of capital stock on the open market at a total cost of $249,197. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 27.93%. The shares purchased are held in treasury.

NOTE F: OTHER

At June 30, 1999, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.

THE INDIA FUND, INC.

Results of the Annual Shareholders Meeting

The Fund held its annual shareholders meeting on April 23, 1999. At this meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection and approval of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending December 31, 1999. The following tables provide information concerning the matters voted on at the meeting:

I. Election of Directors

       Nominee              Votes For     Votes Abstained    Total Voting Shares
       -------              ---------     ---------------    -------------------
       Leslie H. Gelb       22,005,536       1,608,670           23,614,206
       Gabriel Seeyave      22,001,523       1,612,683           23,614,206

At June 30, 1999, in addition to Leslie H. Gelb and Gabriel Seeyave the other directors of the Fund were as follows:

       Charles F. Barber
       Sir Rene Maingard
       Alan H. Rappaport
       Jeswald W. Salacuse

II. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund

       Votes For       Votes Against     Votes Abstained     Total Voting Shares
       ---------       -------------     ---------------     -------------------
       22,642,961         929,714            41,531              23,614,206

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

The India Fund, Inc.

Investment Manager:
Advantage Advisers, Inc., a wholly
owned subsidiary of CIBC World
Markets Corp.

Administrator:
CIBC World Markets Corp.

Sub-Administrator:
PFPC, Inc.

Transfer Agent:
The Bank of New York

Custodian:
The Bank of New York